Exhibit 1.4

BRITISH COLUMBIA Ministry of Finance Corporate and Personal Property Registries www.corporateonline.gov.bc.ca
Mailing Address:	Location:
PO BOX 9431 Stn Prov Govt.	2nd Floor - 940 Blanshard St.
Victoria BC V8W 9V3	Victoria BC
250 356-8626

CERTIFIED COPY
Transition Application	Of a Document filed with the Province of
British Columbia Registrar of Companies

FORM 43
BUSINESS CORPORATIONS ACT
Section 437	RON TOWNSHEND
February 9, 2006

FILING DETAILS:	Transition Application for:
PROFILE PROJEX INTERNATIONAL INC.

Filed Date and Time:	February 9, 2006 10:55 AM Pacific Time

Transition Date and	Transitioned on February 9, 2006 10:55 AM Pacific Time
Time:

TRANSITION APPLICATION

This confirms there has been filed with the registrar all records necessary to ensure that the information in the corporate registry respecting the directors of the company is, immediately before the transition application is submitted to the registrar for filing, correct.

Incorporation Number:	Name of Company:
BC0552704	PROFILE PROJEX INTERNATIONAL INC.

NOTICE OF ARTICLES

Name of Company:
PROFILE PROJEX INTERNATIONAL INC.

BC0552704 Page: 1 of 3

REGISTERED OFFICE INFORMATION
Mailing Address:	Delivery Address:
1710-1177 WEST HASTINGS STREET	1710-1177 WEST HASTINGS STREET
VANCOUVER BC V6E 2L3	VANCOUVER BC V6E 2L3
CANADA	CANADA

RECORDS OFFICE INFORMATION
Mailing Address:	Delivery Address:
1710-1177 WEST HASTINGS STREET	1710-1177 WEST HASTINGS STREET
VANCOUVER BC V6E 2L3	VANCOUVER BC V6E 2L3
CANADA	CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
LA TOUCHE, DAVID D
Mailing Address:	Delivery Address:
ALBURY TERRY'S LANE COOKHAN	ALBURY TERRY'S LANE COOKHAN
MAIDENHAED BERKSHIRE UK SL6 9RT	MAIDENHAED BERKSHIRE UK SL6 9RT

Last Name, First Name, Middle Name:
RAPPARD, STEPHEN
Mailing Address:	Delivery Address:
1731 OTTAWA AVE	1731 OTTAWA AVE
WEST VANCOUVER BC V7V2S3	WEST VANCOUVER BC V7V2S3

Last Name, First Name, Middle Name:
LAMY, VERONIQUE V
Mailing Address:	Delivery Address:
LES BASTIDES DES DAUPHINS	LES BASTIDES DES DAUPHINS
VILLA #40 - CHEMIN DE BACCHUS	VILLA #40 - CHEMIN DE BACCHUS
83110 SANARY SUR MER	83110 SANARY SUR MER
FRANCE	FRANCE

PRE-EXISTING COMPANY PROVISIONS
The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1. 100,000,000	Class A Common Voting Non-Redeemable Shares	Without Par Value

With Special Rights or Restrictions attached

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

BC0552704 Page: 2 of 3

	2.	1,000,000					Class B Common Non-Voting Redeemable Shares			Without Par Value
										With Special Rights or
_	_ _	_ _ _ _ _	_	_	_	_	_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _	_	_	_ Restrictions _ _ _ _ attached _ _ _

	3.	1,000,000					Class C Preferred Non-Voting Redeemable Shares			Without Par Value
										With Special Rights or
_	_ _	_ _ _ _ _	_	_	_	_	_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _	_	_	_ Restrictions _ _ _ _ attached _ _ _

BC0552704 Page: 3 of 3

BRITISH COLUMBIA Ministry of Finance Corporate and Personal Property Registries www.corporateonline.gov.bc.ca
Mailing Address:	Location:
PO BOX 9431 Stn Prov Govt.	2nd Floor - 940 Blanshard St.
Victoria BC V8W 9V3	Victoria BC
250 356-8626

Notice of Articles	CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies
BUSINESS CORPORATIONS ACT

RON TOWNSHEND
February 9, 2006

This Notice of Articles was issued by the Registrar on: February 9, 2006 10:55 AM Pacific Time

Incorporation Number: BC0552704

Recognition Date: Incorporated on October 22, 1997

NOTICE OF ARTICLES

Name of Company:
PROFILE PROJEX INTERNATIONAL INC.
REGISTERED OFFICE INFORMATION
Mailing Address:	Delivery Address:
1710-1177 WEST HASTINGS STREET	1710-1177 WEST HASTINGS STREET
VANCOUVER BC V6E 2L3	VANCOUVER BC V6E 2L3
CANADA	CANADA

RECORDS OFFICE INFORMATION
Mailing Address:	Delivery Address:
1710-1177 WEST HASTINGS STREET	1710-1177 WEST HASTINGS STREET
VANCOUVER BC V6E 2L3	VANCOUVER BC V6E 2L3
CANADA	CANADA

Page: 1 of 2

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
LA TOUCHE, DAVID D
Mailing Address:	Delivery Address:
ALBURY TERRY'S LANE COOKHAN	ALBURY TERRY'S LANE COOKHAN
MAIDENHAED BERKSHIRE UK SL6 9RT	MAIDENHAED BERKSHIRE UK SL6 9RT

Last Name, First Name, Middle Name:
RAPPARD, STEPHEN
Mailing Address:	Delivery Address:
1731 OTTAWA AVE	1731 OTTAWA AVE
WEST VANCOUVER BC V7V2S3	WEST VANCOUVER BC V7V2S3

Last Name, First Name, Middle Name:
LAMY, VERONIQUE V
Mailing Address:	Delivery Address:
LES BASTIDES DES DAUPHINS	LES BASTIDES DES DAUPHINS
VILLA #40 - CHEMIN DE BACCHUS	VILLA #40 - CHEMIN DE BACCHUS
83110 SANARY SUR MER	83110 SANARY SUR MER
FRANCE	FRANCE

PRE-EXISTING COMPANY PROVISIONS
The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

	1.	100,000,000					Class A Common Voting Non-Redeemable Shares			Without Par Value
										With Special Rights or
_	_ _	_ _ _ _ _	_	_	_	_	_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _	_	_	_ Restrictions _ _ _ _ attached _ _ _	_	_	_	_	_

	2.	1,000,000					Class B Common Non-Voting Redeemable Shares			Without Par Value
										With Special Rights or
_	_ _	_ _ _ _ _	_	_	_	_	_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _	_	_	_ Restrictions _ _ _ _ attached _ _ _	_	_	_	_	_

	3.	1,000,000					Class C Preferred Non-Voting Redeemable Shares			Without Par Value
										With Special Rights or
_	_ _	_ _ _ _ _	_	_	_	_	_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _	_	_	_ Restrictions _ _ _ _ attached _ _ _	_	_	_	_	_

Page: 2 of 2